CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: March 18, 2014 01:27 PM Pacific Time

Incorporation Number: **BC0275807**

Recognition Date: Incorporated on March 19, 1984

NOTICE OF ARTICLES

Name of Company:

VALDOR TECHNOLOGY INTERNATIONAL INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1750 - 1185 WEST GEORGIA STREET
VANCOUVER BC V6E 4E6
CANADA

Delivery Address:
SUITE 1750 - 1185 WEST GEORGIA STREET
VANCOUVER BC V6E 4E6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1750 - 1185 WEST GEORGIA STREET
VANCOUVER BC V6E 4E6
CANADA

Delivery Address:
SUITE 1750 - 1185 WEST GEORGIA STREET
VANCOUVER BC V6E 4E6
CANADA

Certified a true copy of the original this 18th day of MARCH, 2014

Solicitor

VICTOR P. HARWARDT
SALLEY BOWES HARWARDT LC
Barrister & Solicitor
Suite 1750–1185 W. Georgia St.
Vancouver, B.C. V6E 4E6
PH: 604-688-0788
FAX: 604-688-0778

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Boyce, Ronald Ralph

Mailing Address:
78 DAYTON DRIVE
WINNIPEG MB R2J 3N1
CANADA

Delivery Address:
78 DAYTON DRIVE
WINNIPEG MB R2J 3N1
CANADA

Last Name, First Name, Middle Name:
FINDLAY, STANLEY BRIAN

Mailing Address:
450 - 789 WEST PENDER ST.
VANCOUVER BC V6C 1H2
CANADA

Delivery Address:
450 - 789 WEST PENDER ST.
VANCOUVER BC V6C 1H2
CANADA

Last Name, First Name, Middle Name:
JOHNSTON, Gerard Elston (formerly JOHNSTON, ELSTON)

Mailing Address:
4655 MONCTON STREET
RICHMOND BC V7E 3A8
CANADA

Delivery Address:
4655 MONCTON STREET
RICHMOND BC V7E 3A8
CANADA

Last Name, First Name, Middle Name:
Toledo, Hector

Mailing Address:
CAMINO A SANTA TERESA #13
TORRE 5 - 1404
MEXICO 14110
MEXICO

Delivery Address:
CAMINO A SANTA TERESA #13
TORRE 5 - 1404
MEXICO 14110
MEXICO

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	50,000,000	Preference Shares	Without Par Value With Special Rights or Restrictions attached